EXHIBIT 99.2



                                  OPTION HOLDER
                              LETTER OF TRANSMITTAL

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____ __, 1999 UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").


                                  OPTION HOLDER
                              LETTER OF TRANSMITTAL

                              THERMWOOD CORPORATION

                                OFFER TO EXCHANGE
                      12% SUBORDINATED DEBENTURES DUE 2014
                     FOR QUALIFIED AND NON-QUALIFIED OPTIONS
                TO PURCHASE SHARES OF COMMON STOCK, NO PAR VALUE,
              OTHER THAN OPTIONS OWNED BY KENNETH OR LINDA SUSNJARA

               PURSUANT TO THE PROSPECTUS DATED _________ __, 1999

                  The Exchange Agent for the Exchange Offer is:
                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

                       By Mail, Hand or Overnight Courier:
                                 40 Wall Street
                            New York, New York 10005

             (If by Mail, Registered or Certified Mail Recommended)
                      For Information Call: (718) 921-8200

DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF THE THERMWOOD CORPORATION QUALIFIED OR NON-QUALIFIED OPTIONS (COLLECTIVELY, THE "OPTIONS").

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

-------------------------------------------------------------------------------
                         DESCRIPTION OF OPTIONS TENDERED
-------------------------------------------------------------------------------
Name(s) and Address(es) |             Option Agreement(s) Tendered
of Registered Holder(s) |     (Attach Additional Signed List if Necessary)
-------------------------------------------------------------------------------
                        |             |                       |
                        |             |      Total Number     |
                        |  Per Share  |of Options Represented |    Number of
                        |   Exercise  |  by Option Agreement  |     Options
                        |    Price    |                       |    Tendered**
                        ------------------------------------------------------
                        |             |                       |
                        |             |                       |
                        ------------------------------------------------------
                        |             |                       |
                        |             |                       |
                        ------------------------------------------------------
                        |             |                       |
                        |             |                       |
  ------------------------------------------------------------------------------

* Please indicate in this column the number of Options you wish to tender. If nothing is indicated in this column, the total number of Options evidenced by each Option Agreement delivered with this Letter of Transmittal will be deemed to have been tendered.
--------------------------------------------------------------------------------

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus (as defined below).

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated __, 1999 (as the same may be amended from time to time, the "Prospectus"), of Thermwood Corporation, an Indiana corporation (the "Company"), and this Letter of Transmittal and the instructions hereto, which together constitute the Company's offer to exchange (the "Exchange Offer") upon the terms and subject to the conditions set forth in the Exchange Offer for each Option to purchase one share of the Company's Common Stock pursuant to the Company's Qualified and Non-Qualified Stock Option Plans tendered to the Company in the Exchange Offer, 12% Subordinated Debentures due 2014 (the "Debentures") in the principal amount equal to $11.00 minus the per Share exercise price of the Options, multiplied by the number of Shares that would have been issuable upon exercise of the options.


Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Options indicated above. Subject to, and effective upon, the acceptance for exchange of the Options tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Options.

The undersigned hereby irrevocably constitutes and appoints (the "power of attorney") the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Options with full power of substitution to (i) present such Options for transfer of ownership on the books of the Company; (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Options; and (iii) receive Debentures on behalf of the undersigned and deliver the Debentures to the undersigned or pursuant to the instructions of the undersigned as directed herein, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

The undersigned further authorizes and directs the Exchange Agent (i) to determine, in its sole and absolute discretion, whether and the time and times when, the purpose for and manner in which, any power conferred herein shall be exercised and the conditions, provisions and covenants of any instrument or document which may be executed by the Exchange Agent pursuant hereto and (ii) to do all things and perform all acts pursuant to the terms of this Exchange Offer as it may, in its sole and absolute discretion, deem appropriate, including, without limitation, to execute and deliver all certificates, receipts, instruments, letters of transmittal and other documents and papers required, contemplated by, or deemed by it appropriate in connection with this Exchange Offer to the Company, or to any other person as the Exchange Agent in its sole and absolute discretion, shall deem necessary.

The undersigned grants the power of attorney to the Exchange Agent subject to and in consideration of the interests of the Company and Dirks & Company, Inc. (the "Solicitation Agent") and acknowledges that the power of attorney is an agency coupled with an interest and is irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of them) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership), and the obligations of the undersigned pursuant to the Exchange Offer are similarly not subject to termination and shall remain in full force and effect during the period of the Exchange Offer and, to the extent provided in the terms of the Exchange Offer, after such period. If the undersigned should die or become incapacitated, if any such trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated, or if any other such event should occur, before the completion of the transactions contemplated by the Exchange Offer and this Letter of Transmittal, Option Agreements to be exchanged by the undersigned shall be delivered by the Exchange Agent on behalf of the undersigned in accordance with the terms and conditions of the Exchange Offer and this Letter of Transmittal, and actions taken by the Exchange Agent pursuant to this Letter of Transmittal shall be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Exchange Agent, the Company, the Solicitation Agent, or any one of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event. Barry Feiner, Esq., counsel to the Company, has authority to instruct the Exchange Agent on irregularities or discrepancies in Letters of Transmittal and accompanying documents and the Exchange Agent is entitled to rely in good faith on the advice of any such person in taking actions pursuant to such instructions.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Options tendered hereby and to acquire Debentures issuable upon the exchange of such tendered Options, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Options, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Options tendered hereby.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Options tendered hereby and, in such event, the Options not exchanged will be returned to the undersigned at the address shown above.

The undersigned understands that tenders of the Options pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering - Procedure For Option Holders" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Options may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date in accordance with the terms of the Exchange Offer.

The undersigned understands that the delivery and surrender of the Options is not effective, and the risk of loss of the Options does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Options will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Options not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Debentures be issued in the name(s) of the undersigned. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Options not tendered or not accepted for exchange and Debentures be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Options from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of such Options so tendered.

In order to properly complete this Letter of Transmittal, a Holder must (i) deliver his or her original Option Agreement; (ii) complete the box entitled "Description of Options Tendered;" (iii) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions" and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer -- Procedures For Tendering" in the Prospectus.

THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OPTIONS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

PLEASE SIGN BELOW

OPTION AGREEMENTS TENDERED MUST BE DELIVERED HEREWITH.

This Letter of Transmittal must be signed by the Holder(s) of Options exactly as their name(s) appear(s) on option agreement(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.


           X ___________________________________________________________________


           X ___________________________________________________________________
                  SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

           DATE: _______________________________________________________________

           NAME: _______________________________________________________________

           CAPACITY: ___________________________________________________________


           ADDRESS: ____________________________________________________________

                    ____________________________________________________________
                                           (INCLUDING ZIP CODE)

           AREA CODE AND TELEPHONE NO.: ________________________________________

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 2, 3 and 4)

To be completed ONLY if Options not tendered or not accepted for exchange are to be issued in the name of, or Debentures are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Issue    [ ] Options
         [ ] Debentures
             (check as applicable)

 Name _________________________________________________________________________
                     (Please Print)

Address________________________________________________________________________
                                                       (Include Zip Code)


         ____________________________________________________________
                (Tax Identification or Social Security Number)

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 3 and 7)


To be completed ONLY if Options not tendered or not accepted for exchange or Debentures are to be sent to someone other than the persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Options Tendered" within this Letter of Transmittal.

Issue    [ ] Options
         [ ] Debentures
             (check as applicable)


Name___________________________________________________________________________
                            (Please Print)

Address________________________________________________________________________
                                                           (Include Zip Code)

               INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART
                OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OPTION AGREEMENTS; WITHDRAWAL OF TENDERS.

To tender Options in the Exchange Offer, physical delivery of Option Agreements, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York time on the Expiration Date. Tenders of Options in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, OPTION AGREEMENTS AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OPTIONS. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OPTIONS WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, OPTION AGREEMENTS AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY.

Options tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York time on the Expiration Date. In order to be valid, notice of withdrawal of tendered Options must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

2.  PARTIAL TENDERS.

If less than the all of the Options evidenced by a submitted Option Agreement is tendered, the tendering Holder must fill in the number tendered in the last column of the box entitled "Description of Options Tendered" herein. All of the Options represented by the Option Agreements delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. All Options not tendered or not accepted for exchange will be sent to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL.

If this Letter of Transmittal is signed by the Holder(s) of the Options tendered hereby the signature(s) must correspond with the name(s) as written on the face of the Option Agreement(s) without alteration, enlargement or any change whatsoever.

If any of the Options tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any Option Agreements are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

4.  SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

Tendering Holders should indicate in the applicable box or boxes the name and address to which Options not tendered or not accepted for exchange or certificates for Debentures, if applicable, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.

5.  TAXPAYER IDENTIFICATION NUMBER.

Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9 which is provided under "Important Tax Information" below, or alternatively to establish another basis for exemption from backup withholding. A Holder must cross out Item (2) in the Certification box in Part III of Substitute Form W-9 if such Holder is subject to backup withholding.

Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The appropriate box in Part I of Substitute Form W-9 should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the Debentures until a TIN is provided to the Exchange Agent.

6.  IRREGULARITIES.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Options will be determined by the Company, in its sole discretion which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OPTIONS WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Options that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Options. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Options must be cured within such time as the Company determines, unless waived by the Company. Tenders of Options shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Options and will not entitle the Holder to Debentures. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Options, or incur any liability to Holders for failure to give any such notice.

7.  WAIVER OF CONDITIONS.

The Company reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

8. MUTILATED, LOST, STOLEN OR DESTROYED OPTION AGREEMENTS.

Any Holder whose Option Agreements have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent (who is also the Company's transfer agent) at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering Options and requests for assistance, this Letter of Transmittal or other documents may be directed to the Exchange Agent, whose address and telephone number appear on the cover of this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

Under Federal income tax laws, a Holder who tenders Options prior to receipt of the Debentures is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any Debentures, made to such Holder with respect to Options exchanged pursuant to the Exchange Offer may be subject to backup withholding.

Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments, including any Debentures, made with respect to Options exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Options are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYOR'S NAME: THERMWOOD CORPORATION.


PAYEE INFORMATION (Please print or type):


Individual or business name (if joint account list first and circle the name of person or entity whose number You furnish in Part 1 below):

                   ____________________________________________________________


           Check appropriate box:

SUBSTITUTE                    [ ]   Individual/Sole Proprietor
FORM W-9                      [ ]   Corporation  [ ]   Partnership  [ ]  Other
DEPARTMENT OF THE
TREASURY                      ______________________________________________
INTERNAL REVENUE SERVICE                        Address


                              ______________________________________________
                                         City, State and Zip Code


PART I TAXPAYER IDENTIFICATION NUMBER ("TIN"):

Enter your TIN in the box at right. For individuals this is your social security number; for other entities it is your employer identification number. Refer to the chart in Item A on page 1 of the Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9 (the "Guidelines") for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN in Item C on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part III Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social security number:  _____________________________________________

Employer identification number: _____________________________________________

                               APPLIED FOR TIN [ ]

PART II PAYEES EXEMPT FROM BACKUP WITHHOLDING:

Check box. (See Item B on page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

                                   Exempt [ ]

REQUEST FOR TAXPAYER           CERTIFICATION: You must cross out
IDENTIFICATION NUMBER AND      Item 2 below if you have been notified by the
CERTIFICATION                  Internal Revenue Service (the "IRS") that you
                               are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the Guidelines for further clarification).

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.


                                  Signature:___________________________________

                                  Date:________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX "APPLIED FOR TIN" IN
PART I OF SUBSTITUTE FORM W-9 CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payor within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold 31% of all reportable payments thereafter to me until I furnish the payor with a TIN.




Signature:_________________________________________  Date:_____________________




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

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


A. TIN -- The  Taxpayer  Identification  Number  for most  individuals  is their
social  security  number.   Refer  to  the  following  chart  to  determine  the
appropriate number:

GIVE THE SOCIAL SECURITY OR
FOR THIS TYPE OF ACCOUNT:                     EMPLOYER IDENTIFICATION NUMBER OF:


   1.  Individual                                   The individual

   2.  Two or more individuals (joint account)      The actual owner of the
                                                    account or, if combined
                                                    funds, the first
                                                    individual on the account(1)

   3.  Custodian account of a minor (Uniform
       Gift to Minors Act)                          The minor(2)

   4.a.Revocable savings trust (grantor is
               also trustee)                        The grantor-trustee(1)

       So-called trust account that is not a
         legal or valid trust under State law       The actual owner(1)

   5.  Sole proprietorship                          The owner(3)

   6.  A valid trust, estate or pension trust       Legal entity(4)

   7.  Corporate                                    The corporation

   8.  Association, club, religious,  charitable,
         educational or other tax exempt
         organization                               The organization

   9.  Partnership                                  The partnership

  10.  A broker or registered nominee               The broker or nominee

  11.  Account with the Department of
         Agriculture                                The public entity


(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's name and social security number.

(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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

B. EXEMPT PAYEES -- The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part II of the form, sign and date the form.

For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); and (12) a financial institution.

C. OBTAINING A NUMBER -- If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

 Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E. PENALTIES --

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

 2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.






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